UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) December 13, 2006
THE PROGRESSIVE CORPORATION
(Exact name of registrant as specified in its charter)

Ohio	1-9518	34-0963169

(State or other	(Commission File	(IRS Employer
jurisdiction of	Number)	Identification
incorporation)		No.)
6300 Wilson Mills Road, Mayfield Village, Ohio 44143
(Address of principal executive offices)           (Zip Code)
Registrant’s telephone number, including area code 440-461-5000
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 7.01 Regulation FD Disclosure
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EX-10.1
EX-10.2
EX-99

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
     (e) Approval of Executive Separation Allowance Plan. On December 8, 2006, the Board of Directors of The Progressive Corporation (the “Company”) approved The Progressive Corporation Executive Separation Allowance Plan (2006 Amendment and Restatement) (the “Plan”), to be effective for terminations of employment occurring on or after December 31, 2006. A copy of the Plan is attached hereto as Exhibit 10(A).
     The Plan covers the Company’s Chief Executive Officer (CEO), other executive officers and certain other senior level employees of the Company. Among other terms and conditions, the Plan provides for the Company to pay a separation allowance (severance) payment to a covered employee if (i) the employee’s employment terminates for reasons other than resignation (including retirement), death, disability, leave of absence or discharge for Cause (as defined in the Plan), and (ii) the employee signs a termination and release agreement as required by the Plan. For executive officers, including the CEO, the separation allowance payment would equal 156 weeks (3 years) of the executive’s base salary at the time of termination. The value of cash bonuses or equity-based awards will not be taken into consideration in determining the executive’s separation allowance payment. In addition, under the Plan, the executive will be entitled to continue health and welfare benefits for a period not to exceed 18 months at the Company’s cost, except that the terminated employee will be required to make contributions to the cost of those benefits to the same extent as prior to termination.
     In addition, the Plan provides that executives and other covered employees will have the right to receive a severance payment for a 3-year period after a Change in Control of the Company, upon either (i) a termination of employment for reasons other than resignation (including retirement), death, disability, leave of absence or discharge for Cause, or (ii) the executive resigning due to a Job Change. For purposes of the Plan, the definition for the term “Change in Control” incorporates the definition of the same term from the Company’s equity compensation plan for employees. The term “Job Change” includes a decrease in the individual’s total pay package, whether in the same job or after a job transfer, and the imposition of significantly different job duties, shift, work location or number of scheduled work hours. Upon the occurrence of such events, an executive would be entitled to receive a separation allowance payment equal to 156 weeks of base salary and the continuation of health and welfare benefits, on the same basis as described above.
     After each executive has executed and delivered a Termination Agreement (described further below), this Plan will be the exclusive source of separation or severance payments and other benefits for executives in the event of either a job termination, whether or not in connection with a Change in Control, or a Job Change, but only after a Change in Control. The Company will make no other payments and provide no other benefits, including, without limitation, any payments to defray or reimburse taxes arising from such severance payments or benefits (i.e., no “tax gross up” payments). However, executives who also hold outstanding restricted stock or stock option awards under the Company’s equity compensation plans will continue to have the rights upon a Change in Control provided under such plans with respect to those equity awards.
     Replacement of Former Executive Separation Allowance Plan. The Plan supersedes and replaces the Company’s former Executive Separation Allowance Plan, which was filed with the Securities and Exchange Commission as Exhibit 10(I) to the Company’s Quarterly Report on Form 10-Q on November 5, 2001.
     Termination of Employment (Change in Control) Agreements. On December 8, 2006, the Board of Directors authorized the Company to terminate all employment agreements between the Company and its executive officers, including the CEO. Those employment agreements previously controlled the rights and obligations of the Company and executives in the event of a job termination or certain other adverse job changes occurring after a change in control (as defined in such agreements). Beginning on December 31, 2006, the Plan described above will supersede the employment agreements and provide the exclusive severance rights for executives upon a Change in Control. A copy of the approved Termination Agreement is attached hereto as Exhibit 10(B). Employment agreements for the following executive officers will be terminated:

Name and Title	Prior SEC Filing Information for Agreements
Glenn M. Renwick, Chief	Exhibit 10(A) to Form 10-Q, August 13, 2001
Executive Officer	Exhibit 10(D) to Form 10-Q, November 5, 2001
Exhibit 10(D) to Form 10-Q, August 14, 2003

W. Thomas Forrester, Chief	Exhibit 10(A) to Form 10-Q, November 5, 2001
Financial Officer	Exhibit 10(A) to Form 10-Q, August 14, 2003

John A. Barbagallo, Drive	Exhibit 10(A) to Form 10-Q, August 3, 2006
Group President

William M. Cody, Chief	Exhibit 10(J) to Form 10-Q, May 12, 2003
Investment Officer

S. Patricia Griffith, Chief	Exhibit 10(I) to Form 10-Q, May 12, 2003
Human Resource Officer

Charles E. Jarrett, Chief	Exhibit 10(C) to Form 10-Q, November 5, 2001
Legal Officer	Exhibit 10(C) to Form 10-Q, August 14, 2003

Brian J. Passell, Claims	Exhibit 10(B) to Form 10-Q, November 5, 2001
Group President	Exhibit 10(B) to Form 10-Q, August 14, 2003

John P. Sauerland, Direct	Exhibit 10(B) to Form 10-Q, August 3, 2006
Group President

Brian A. Silva, Commercial	Exhibit 10(C) to Form 10-Q, August 3, 2006
Auto Group President

Raymond M. Voelker,	Exhibit 10(F) to Form 10-Q, November 5, 2001
Chief Information Officer	Exhibit 10(F) to Form 10-Q, August 14, 2003
Item 7.01 Regulation FD Disclosure
On December 13, 2006, The Progressive Corporation issued a news release containing: (a) financial results for the Company and its subsidiaries for the month of, and year-to-date period ended, November 2006; and (b) certain determinations made by the Company’s Board of Directors on December 8, 2006, with respect to the Company’s previously announced variable dividend policy. A copy of the news release is attached hereto as Exhibit 99.
Item 9.01 Financial Statements and Exhibits
(d) Exhibits
See exhibit index on page 5.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: December 13, 2006

THE PROGRESSIVE CORPORATION

By:	/s/ Jeffrey W. Basch
Name:	Jeffrey W. Basch
Title:	Vice President and Chief Accounting Officer

EXHIBIT INDEX

Exhibit No.	Form 8-K
Under Reg.	Exhibit
S-K Item 601	No.	Description
(10)	10(A)	The Progressive Corporation Executive Separation Allowance Plan (2006 Amendment and Restatement)

(10)	10(B)	Form of Termination Agreement

(99)	99	News release dated December 13, 2006, containing financial results of The Progressive Corporation and its subsidiaries for the month of, and year-to-date period ended, November 2006, and describing certain determinations of the Board of Directors regarding the Company’s previously announced variable dividend policy for 2007